UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2022 (April 1, 2022)

FRANKLIN BSP LENDING CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00821	27-2614444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4920 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-6770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2022, Franklin BSP Lending Corporation (the “Company”) entered into stock purchase agreements with certain investors (collectively, the “Purchase Agreements”) and associated subscription agreements (collectively, the “Subscription Agreements”) for the sale of shares of the Company’s common stock at the net asset value per share (the “Common Stock”) as of each drawdown date. Investors are required to make capital contributions to purchase shares of Common Stock each time the Company delivers a drawdown notice in an aggregate amount not to exceed their respective Capital Commitments. All purchases will generally be made subject to the terms and conditions set forth in the Purchase Agreements and Subscription Agreements, at a per-share price as determined by the Company’s board of directors (the “Board”), which price will be determined prior to the issuance of such shares of Common Stock and in accordance with the limitations under Section 23 of the 1940 Act. In connection with the Subscription Agreements, the Company’s adviser, Franklin BSP Lending Adviser, L.L.C. (the “Adviser”), will sell additional shares to such investors at a discounted price or contribute other consideration, which sale or contributions will be non-dilutive to the Company’s existing shareholders.

The Company intends to invest the proceeds of this offering in accordance with its investment strategy. The issuance of the Common Stock will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D thereunder. The Company relied, in part, upon representations from investors in the relevant Subscription Agreements that each Investor is an “accredited investor,” as defined in Regulation D under the Securities Act. Under the Purchase Agreements, the Company has agreed to consummate a Liquidity Event (as defined in the Purchase Agreement) of 100% of the shares of Common Stock within three years of the date of the Purchase Agreements, subject to the terms and conditions set forth in the Purchase Agreement.

The description above is only a summary of the material provisions of the Purchase Agreements and Subscription Agreements and is qualified in its entirety by reference to copies of the forms of the Purchase Agreement and the Subscription Agreement, which are filed as Exhibit 1.1 and Exhibit 1.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Form of Purchase Agreement.
1.2	Form of Subscription Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP LENDING CORPORATION

Date: April 7, 2022	By:	/s/ Nina K. Baryski
	Name:	Nina K. Baryski
	Title:	Chief Financial Officer and Treasurer